Delaware Group® Equity Funds V

Delaware Dividend Income Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated March 30, 2011

These changes will become effective sixty (60) days after the date of this Supplement.

The following information replaces the first paragraph in the section entitled, "Investment Strategies and Risks - Foreign Securities".

Foreign Securities
Each Fund may invest in securities of foreign companies. However, Small Cap Value Fund will not invest more than 25% and Small Cap Core Fund will not invest more than 5% of the value of their respective assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or American depositary receipts ("ADRs"), on which there are no such limits). Although Small Cap Value Fund may invest up to 25% of its net assets in foreign securities, the Manager typically invests only a small portion of the Fund's portfolio in such securities. Dividend Income Fund may, in addition to investing in securities of foreign companies, invest in foreign government securities. No more than 30% of the value of Dividend Income Fund's total assets, at the time of purchase, will be invested in foreign securities.

Please keep this Supplement for future reference.

This Supplement is dated November 18, 2011.